"00000000007115007 5%0960%03142023%000000000000000"

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$40,000,000.00	10-06-2021	03-14-2025	71150075				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LOLLICUP USA INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

Principal Amount: $40,000,000.00 **Date of Agreement: March 14, 2023**

DESCRIPTION OF EXISTING INDEBTEDNESS.
A loan evidenced by that certain Promissory Note executed by Borrower in the original principal amount of $40,000,000.00, dated October 6, 2021, ("Note"), together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the Note or Credit Agreement.

DESCRIPTION OF COLLATERAL.
Collateral as described in the Commercial Security Agreement dated October 6, 2021, executed by Grantor in favor of Lender ("Commercial Security Agreement").

DESCRIPTION OF CHANGE IN TERMS. The date on which all outstanding principal is due and payable (together with any accrued but unpaid interest) (the "Maturity Date") is hereby extended from October 6, 2023 to March 14, 2025. Notwithstanding the extension of the Maturity Date, Borrower shall make regular payments until the Maturity Date as extended above.

Effective as of the date of this Agreement, the interest rate is hereby changed from a variable rate of Prime Rate as published in the Wall Street Journal minus a margin of 0.250% with floor rate of 3.250% to 1-Month CME Term SOFR reference rate as published by the CME Term SOFR Administrator with floor rate of 3.500% as more fully described under the **VARIABLE INTEREST RATE.**

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 14, 2025. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 14, 2023, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the 1-Month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator's Website. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Month on the 1st Calendar Day of the Month. Borrower understands that Lender may make loans based on other rates as well. **The Index as published on March 1, 2023 is 4.664% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.500 percentage points over the Index (the "Margin"), adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 7.164%. If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this loan, Lender may amend this loan by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific index that is unavailable or unreliable. Such an amendment to the terms of this loan will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this loan be less than 3.500% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

COUNTERPARTS. This agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of a signature page to, or an executed counterpart of, this agreement by facsimile, email transmission of a scanned image, DocuSign, or other electronic means, shall be effective as delivery of an originally executed counterpart. The words "execution," "signed," "signature," and words of like import in this agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a

paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

AVAILABILITY AND SUB-LIMITS. Notwithstanding anything to the contrary herein contained, in no event shall the aggregate outstanding balance of:

1. The aggregated outstanding balance of Standby Letter of Credit cannot exceed $2,000,000.00.
2. The aggregated outstanding balance of Working Capital Advances cannot exceed $40,000,000.00.
3. The combined outstanding balance of Standby Letters of Credit and Working Capital Advances cannot exceed an aggregate amount of $40,000,000.00.

LOAN COVENANTS AND CONDITIONS. An exhibit, titled "LOAN COVENANTS AND CONDITIONS," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________________
ALAN YU, President of LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________________
MARVIN CHENG, Secretary of LOLLICUP USA INC., A CALIFORNIA CORPORATION

LENDER:

HANMI BANK

X ______________________________
Authorized Signer

LOAN COVENANTS AND CONDITIONS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$40,000,000.00	10-06-2021	03-14-2025	71150075				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LOLLICUP USA INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

This LOAN COVENANTS AND CONDITIONS is attached to and by this reference is made a part of the Change In Terms Agreement, dated March 14, 2023, and executed in connection with a loan or other financial accommodations between HANMI BANK and LOLLICUP USA INC., A CALIFORNIA CORPORATION.

Financial Reporting Requirements-Lollicup USA Inc

Accounts Receivable Report: Borrower agrees to furnish on or before thirty (30) days after the end of each quarter, while any portion of the Indebtedness secured hereby remains unpaid, quarterly accounts receivable report based on invoice issued dates (or invoice due dates).

Accounts Payable Report: Borrower agrees to furnish on or before thirty (30) days after the end of each quarter, while any portion of the Indebtedness secured hereby remains unpaid, quarterly accounts payable report based on invoice issued dates (or invoice due dates).

Inventory Report: Borrower agrees to furnish on or before thirty (30) days after the end of each quarter, while any portion of the Indebtedness secured hereby remains unpaid, quarterly inventory report on cost basis.

Compliance Certificate: Borrower shall provide to Lender Compliance Certificate on a quarterly basis 60 days from each quarter-end except for fiscal year end report. Compliance Certificate for year-end is due within 90 days from fiscal year end.

Financial Reporting Requirements-Karat Packaging Inc

Tax Return: Borrower agrees to furnish to Lender annual income tax returns of Karat Packaging Inc (including all accompanying schedules), on or before thirty (30) days of filing of each calendar year, while any portion of the Indebtedness secured hereby remains unpaid, provided, however, that if Borrower shall request an extension of time within which to file its annual income tax return, then Lender shall be furnished a copy of the request for extension filed with the IRS by April 15 (March 15, if S Corp) of the year in which the return is due, and a copy of the income tax return shall be furnished to Lender within thirty (30) days after the extended deadline for filing the return.

Form 10-K: Borrower agrees to furnish on or before 90 days after its fiscal year end, while any portion of the Indebtedness secured hereby remains unpaid, Form 10-K reports, including but not limited to, balance sheet, cash flow statement, and contingent liability statement of Borrower prepared in accordance with generally accepted accounting principles consistently applied.

Consolidating Report and Supplementary Information to Form 10-K: Borrower agrees to furnish on or before 90 days after the fiscal year end, while any portion of the Indebtedness secured hereby remains unpaid, consolidating financial statements and its supplementary information to its 10-K.

Form 10-Q: Borrower agrees to furnish on or before 60 days after the end of each quarter end, while any portion of the Indebtedness secu red hereby remains unpaid, quarterly financial statements, including, but not limited to, balance sheet, cash flow statement, and contingent liability statement of Borrower prepared in accordance with generally accepted accounting practices consistently applied.

Consolidating Report and Supplementary Information to Form 10-Q: Borrower agrees furnish on or before 60 days after each quarter end, while any portion of the Indebtedness secured hereby remains unpaid, consolidating financial statements and its supplementary information prepared in accordance with generally accepted accounting principles consistently applied.

Financial Covenants:

Total Funded Debt to EBITDA. Beginning with the fourth quarter of 2022, Borrower will maintain, while any portion of the Indebtedness secured hereby remains unpaid, a maximum Total Funded Debt to earnings before interest, taxes, depreciation and amortization of 2.50x to be measured quarterly on a trailing twelve month basis. Such ratio is defined below.
Total Funded Debt to EBITDA means a ratio of the amount of total outstanding debt to EBITDA during the last twelve months as of the last day of any fiscal quarter. EBITDA means an amount equal to annual net income plus the sum of (i) net income taxes, (ii) net interest expense, (iii) depreciation, depletion and amortization, (iv) loss from extraordinary items, and (v) non-cash and non-recurring expenses minus the sum of (i) gains from extraordinary items and (ii) non-cash gains.

Fixed Charge Coverage Ratio. Beginning with the fourth quarter of 2022, Borrower will maintain, while any portion of the Indebtedness secured hereby remains unpaid, a minimum Fixed Charge Coverage Ratio of 2.50x to be measured quarterly on a trailing twelve month basis. Such ratio is defined below.
Fixed Charge Coverage Ratio means a ratio of an amount equal to annual net income plus the sum of (i) net income taxes, (ii) net interest expense, (iii) depreciation, depletion and amortization, (iv) loss from extraordinary items, and (v) non-cash and non-recurring expenses minus the sum of (i) gains from extraordinary items, (ii) non-cash gains, and (iii) income taxes paid or payable in cash, and (iv) unfinanced capital expenditure to the sum of annual scheduled principal and interest payments of all loans and capital leases.

Current Ratio. Beginning with the fourth quarter of 2022, Borrower will maintain, while any portion of the Indebtedness secured hereby remains unpaid, a

minimum Current Ratio of 1.50x to be measured quarterly on a year to date basis (or on a trailing twelve month basis). Such ratio is defined below. Current Ratio means a ratio of total current asset minus receivables from related entities to total current liabilities.

THIS LOAN COVENANTS AND CONDITIONS IS EXECUTED ON MARCH 14, 2023.

CHANGE IN TERMS SIGNERS:

LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________________
ALAN YU, President of LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________________
MARVIN CHENG, Secretary of LOLLICUP USA INC., A CALIFORNIA CORPORATION

LENDER:

HANMI BANK

X ______________________________
Authorized Signer

00000000071150075%0345%03142023%000000000000000

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$40,000,000.00	10-06-2021	03-14-2025	71150075				

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LOLLICUP USA INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVENUE
CHINO, CA 91708

Lender: HANMI BANK
CORPORATE BANKING CENTER I
933 S. VERMONT AVE., 2ND FLOOR
LOS ANGELES, CA 90006

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $40,000,000.00 due on March 14, 2025.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To assist ongoing working capital needs of the business.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $40,000,000.00 as follows:

Other Disbursements:	$40,000,000.00
$40,000,000.00 Renewal	
Note Principal:	$40,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$60,000.00
$60,000.00 Loan Origination Fee	
Other Charges Paid in Cash:	$550.00
$500.00 Documentation Fee $50.00 UCC Debtor Name Search	
Total Charges Paid in Cash:	$60,550.00

NOTICE FOR DISBURSEMENT. The loan disbursement amount paid to Borrower and/or others on Borrower's behalf can be changed depending on the loan disbursement date without a separate consent from Borrower. Fees and charges are estimated as of the anticipated closing date of this transaction. Borrower understands these charges may vary from the actual costs.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 14, 2023.

BORROWER:

LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________
ALAN YU, President of LOLLICUP USA INC., A CALIFORNIA CORPORATION

By: ______________________
MARVIN CHENG, Secretary of LOLLICUP USA INC., A CALIFORNIA CORPORATION